EXHIBIT 99.1

HCC Reports Strong Underlying Results and Profit Despite Hurricane Losses

HOUSTON, Nov. 1, 2005 (PRIMEZONE) -- HCC Insurance Holdings, Inc. (NYSE:HCC) today released earnings for the third quarter and first nine months of 2005.

Net earnings for the third quarter of 2005 were lower at $8.0 million, or $0.07 per diluted share, compared to $15.8 million, or $0.16 per diluted share, for the third quarter of 2004 due to the impact of the previously reported hurricane losses and the effect of reinsurance commutations completed during the quarter, which together reduced net earnings by $65.2 million, or $0.59 per diluted share. Hurricane losses also affected net earnings in the same period in 2004 by $35.7 million, or $0.36 per diluted share.

For the first nine months of 2005 and despite the effect of the third quarter hurricane activity and the reinsurance commutations, net earnings increased 21% to a record $129.3 million, or $1.20 per diluted share, from $106.8 million, or $1.09 per diluted share, in the corresponding period of 2004.

Stephen L. Way, Chairman and Chief Executive Officer, said, "Our core operations continue to perform very well, notwithstanding the effect of the unprecedented hurricane losses and we expect strong earnings growth to continue into 2006."

Total revenue showed significant growth, increasing 30% for the first nine months of 2005 to $1.2 billion from $917.5 million in the corresponding period of 2004. This increase was predominantly due to the organic growth in most lines of business, investment income and various acquisitions made in 2004 and 2005.

The GAAP net combined ratio of our insurance company subsidiaries for the first nine months of 2005 was 94.3% compared to 92.9% in the same period of 2004, but on substantially higher net earned premium. Without the effect of the hurricanes and the reinsurance commutations, the combined ratio would have been lower by 9.8% for the first nine months of 2005 and lower by 7.6% during the same period in 2004.

Premium of our insurance company subsidiaries continued to grow substantially during the first nine months of 2005, with net written premium increasing 38% to $1.1 billion from $800.4 million during the first nine months of 2004 and net earned premium increasing by 39% to $995.9 million from $717.3 million during the same period. Excluding discontinued lines of business, these increases were considerably greater with net written premium rising 42% and net earned premium rising 46%. The larger premiums are a result of various acquisitions in 2004 and 2005 and strong organic growth particularly in our diversified financial products and life, accident and health lines of business where we significantly increased our retentions in 2005.

Mr. Way added, "Rates generally seem to be stabilizing and increases are expected in several lines following the disastrous industry results in the third quarter of 2005, giving us further optimism about future earnings growth."

Fee and commission income decreased during the first nine months of 2005 to $102.5 million from $135.8 million in the same period of 2004. This decrease is due to planned reductions in ceded reinsurance and the integration of our largest underwriting agency into our life insurance company subsidiary.

Net investment income increased 54% in the first nine months of 2005 to a record $70.0 million from $45.6 million in the same period of 2004. This growth was primarily a result of higher short-term yields and increased investment assets, which grew 20% as of September 30, 2005, to $3.0 billion compared to $2.5 billion at December 31, 2004. The Company continues to follow a conservative investment philosophy with a relatively short duration portfolio, no junk bonds and relatively few equity investments.

Cash flow from operating activities continued to be very strong during the first three quarters of 2005 increasing to $453.3 million from the previous record of $350.6 million during the first nine months of 2004, as a result of increased net loss reserves and reinsurance commutations during the third quarter of 2005.

As of September 30, 2005, total assets grew 12% to $6.6 billion; book value per share increased 8% to $13.97; and shareholders' equity grew 12% to $1.5 billion, all compared to December 31, 2004. The Company's debt to total capital ratio was 17.3% at the end of the third quarter of 2005. See attached tables.

HCC will hold an open conference call beginning at 4:00 p.m. (CST) on Tuesday, November 1, to discuss these results. To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-1303. In addition, there will be a live webcast available on a listen-only basis that can be accessed through the HCC website at www.hcch.com. A replay of the webcast will be available until Tuesday, November 8, 2005.

HCC is an international insurance holding company and a leading specialty insurance group since 1974, based in Houston, Texas with offices across the USA and in Bermuda, England and Spain. HCC has assets exceeding $6.6 billion and is rated AA (Very Strong) by Standard & Poor's and A+ (Superior) by A. M. Best Company.

For more information, visit our website at www.hcch.com

Forward-looking statements contained in this press release are made under "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

                   HCC Insurance Holdings, Inc.
                      Financial Highlights
                       September 30, 2005
          (amounts in thousands, except per share data)

 Three Months Ended September 30,                  2005        2004
 ----------------------------------              --------    --------
 Gross written premium                           $525,447    $490,149
 Net written premium                              371,698     255,593
 Net earned premium                               338,058     248,190
 Fee and commission income                         32,073      45,891
 Net investment income                             24,998      16,212
 Other operating income                            16,864       7,978
 Total revenue                                    412,031     322,197
 Net earnings                                       7,950      15,803
 Earnings per share (diluted)                        0.07        0.16
 Cash flow from operations                        334,417     136,945
 Weighted average shares outstanding (diluted)    109,818      98,409
 GAAP net loss ratio                                 87.5%       81.5%
 GAAP combined ratio                                112.8%      107.8%

                                        September 30,     December 31,
                                            2005              2004
                                        ------------      -----------

 Total investments                      $  2,952,520      $ 2,468,491
 Total assets                              6,628,933        5,933,437
 Shareholders' equity                      1,477,184        1,323,665
 Debt to total capital                          17.3%            19.0%
 Book value per share                   $      13.97      $     12.97

                     HCC Insurance Holdings, Inc.
                         Financial Highlights
                          September 30, 2005
             (amounts in thousands, except per share data)

 Nine Months Ended September 30,                 2005         2004
 ------------------------------              ----------    ----------
 Gross written premium                       $1,540,002    $1,470,920
 Net written premium                          1,107,443       800,409
 Net earned premium                             995,901       717,323
 Fee and commission income                      102,452       135,836
 Net investment income                           70,039        45,614
 Other operating income                          26,116        14,217
 Total revenue                                1,196,546       917,485
 Net earnings                                   129,326       106,786
 Earnings per share (diluted)                      1.20          1.09
 Cash flow from operations                      453,254       350,579
 Weighted average shares
  outstanding (diluted)                         108,003        98,361
 GAAP net loss ratio                               68.3%         66.4%
 GAAP combined ratio                               94.3%         92.9%

                                        September 30,     December 31,
                                             2005             2004
                                        ------------      -----------

 Total investments                      $  2,952,520      $ 2,468,491
 Total assets                              6,628,933        5,933,437
 Shareholders' equity                      1,477,184        1,323,665
 Debt to total capital                          17.3%            19.0%
 Book value per share                   $      13.97      $     12.97

             HCC Insurance Holdings, Inc. and Subsidiaries
                 Condensed Consolidated Balance Sheets
           (unaudited, in thousands, except per share data)

                                              Sept. 30,    Dec. 31,
                                                2005         2004
 ASSETS                                      ----------   ----------

 Investments:
  Fixed income securities, at fair
   value (cost: 2005 - $2,115,472;
    2004 - $1,682,421)                       $2,114,792   $1,703,171
  Short-term investments, at cost,
   which approximates fair value                719,077      729,985
  Other investments, at fair value
   (cost: 2005 - $116,796;
    2004 - $34,137)                             118,651       35,335
                                             ----------   ----------
     Total investments                        2,952,520    2,468,491
 Cash                                            90,254       69,933
 Restricted cash and cash investments           183,628      188,510
 Premium, claims and other receivables          951,139      923,638
 Reinsurance recoverables                     1,262,604    1,098,999
 Ceded unearned premium                         261,340      317,055
 Ceded life and annuity benefits                 73,675       74,627
 Deferred policy acquisition costs              154,219      139,199
 Goodwill                                       468,601      444,031
 Other assets                                   230,953      208,954
                                             ----------   ----------

     Total assets                            $6,628,933   $5,933,437
                                             ==========   ==========

 LIABILITIES

 Loss and loss adjustment expense payable    $2,629,397   $2,089,199
 Life and annuity policy benefits                73,675       74,627
 Reinsurance balances payable                   202,820      228,998
 Unearned premium                               811,294      741,706
 Deferred ceding commissions                     71,379       94,896
 Premium and claims payable                     794,422      795,576
 Notes payable                                  309,679      311,277
 Accounts payable and accrued liabilities       259,083      273,493
                                             ----------   ----------
     Total liabilities                        5,151,749    4,609,772

 SHAREHOLDERS' EQUITY

 Common stock, $1.00 par value;
  250.0 million shares authorized
  (shares issued and outstanding:
   2005 - 105,725; 2004 - 102,057)              105,725       68,038
 Additional paid-in capital                     593,029      566,776
 Retained earnings                              758,790      651,216
 Accumulated other comprehensive income          19,640       37,635
                                             ----------   ----------
     Total shareholders' equity               1,477,184    1,323,665
                                             ----------   ----------
     Total liabilities and
      shareholders' equity                   $6,628,933   $5,933,437
                                             ==========   ==========

             HCC Insurance Holdings, Inc. and Subsidiaries
             Condensed Consolidated Statements of Earnings
           (unaudited, in thousands, except per share data)

                             Nine months ended     Three months ended
                                September 30,         September 30,
                               2005      2004        2005       2004
                            ---------  ---------  ---------  ---------
 REVENUE

 Net earned premium         $ 995,901  $ 717,323  $ 338,058  $ 248,190
 Fee and commission income    102,452    135,836     32,073     45,891
 Net investment income         70,039     45,614     24,998     16,212
 Net realized
  investment gain               2,038      4,495         38      3,926
 Other operating income        26,116     14,217     16,864      7,978
                            ---------  ---------  ---------  ---------
   Total revenue            1,196,546    917,485    412,031    322,197
                            ---------  ---------  ---------  ---------
 EXPENSE

 Loss and loss adjustment
  expense, net                679,932    476,079    295,768    202,317
 Policy acquisition costs,
  net                         185,696    157,815     65,708     55,312
 Other operating expense      135,884    114,726     40,403     38,975
 Interest expense               5,848      6,018      2,070      2,060
                            ---------  ---------  ---------  ---------
   Total expense            1,007,360    754,638    403,949    298,664
                            ---------  ---------  ---------  ---------
   Earnings from continuing
    operations before income
    tax expense               189,186    162,847      8,082     23,533

 Income tax expense on
  continuing operations        60,567     56,039        839      7,907
                            ---------  ---------  ---------  ---------
 Earnings from continuing
  operations                  128,619    106,808      7,243     15,626

 Earnings (loss) from
  discontinued operations,
  net of income tax               707        (22)       707        177
                            ---------  ---------  ---------  ---------
   Net earnings             $ 129,326  $ 106,786  $   7,950  $  15,803
                            =========  =========  =========  =========
 Basic earnings per share
  data:

 Earnings from continuing
  operations                $    1.23  $    1.10  $    0.07  $    0.16
 Earnings from discontinued
  operations                     0.01         --       0.01         --
                            ---------  ---------  ---------  ---------
   Net earnings             $    1.24  $    1.10  $    0.08  $    0.16
                            =========  =========  =========  =========
 Weighted average shares
  outstanding                 104,617     96,740    105,623     97,019
                            =========  =========  =========  =========
 Diluted earnings per
  share data:

 Earnings from continuing
  operations                $    1.19  $    1.09  $    0.06  $    0.16
 Earnings from discontinued
  operations                     0.01         --       0.01         --
                            ---------  ---------  ---------  ---------
   Net earnings             $    1.20  $    1.09  $    0.07  $    0.16
                            =========  =========  =========  =========
 Weighted average shares
  outstanding                 108,003     98,361    109,818     98,409
                            =========  =========  =========  =========
 Cash dividends declared,
  per share                 $   0.207  $   0.157  $   0.075  $   0.057
                            =========  =========  =========  =========

             HCC Insurance Holdings, Inc. and Subsidiaries
            Condensed Consolidated Statements of Cash Flows
           (unaudited, in thousands, except per share data)

                            Nine months ended      Three months ended
                               September 30,         September 30,
                              2005      2004        2005       2004
                           ---------  ---------   ---------  ---------
 Cash flows from operating
  activities:

  Net earnings             $ 129,326  $ 106,786   $   7,950  $  15,803
  Adjustments to reconcile
   net earnings to net
   cash provided by
   operating activities:
    Change in premium,
     claims and other
     receivables             (37,538)   (31,521)     39,121     37,218
    Change in reinsurance
     recoverables           (156,477)  (192,811)   (138,947)  (128,039)
    Change in ceded
     unearned premium         65,591    (24,795)     14,648    (18,153)
    Change in loss and
     loss adjustment
     expense payable         521,365    392,111     396,478    222,886
    Change in reinsurance
     balances payable        (34,966)   (19,412)     15,744      9,391
    Change in unearned
     premium                  42,994    109,675      17,458     23,492
    Change in premium and
     claims payable, net
     of restricted cash        3,728     44,165       5,188    (33,524)
    Change in trading
     portfolio               (54,654)     5,623     (16,600)     4,174
    Depreciation and
     amortization expense     11,063     11,671       3,703      4,303
    Other, net               (37,178)   (50,913)    (10,326)      (606)
                           ---------  ---------   ---------  ---------
      Cash provided by
       operating
       activities            453,254    350,579     334,417    136,945
                           ---------  ---------   ---------  ---------
 Cash flows from investing
  activities:

  Sales of fixed income
   securities                163,841    199,491      49,071     65,797
  Maturity or call of
   fixed income securities   133,391    110,425      34,923     38,085
  Cost of securities
   acquired                 (733,400)  (629,001)   (235,256)  (222,738)
  Change in short-term
   investments                36,234      4,979    (145,482)    13,786
  Payments for purchase of
   subsidiaries, net of
   cash received             (44,288)   (78,446)     (9,407)    (7,408)
  Sale of subsidiary          10,448         --      10,448         --
  Other, net                  (6,869)     7,289       4,509      2,546
                           ---------  ---------   ---------  ---------
   Cash used by investing
    activities              (440,643)  (385,263)   (291,194)  (109,932)
                           ---------  ---------   ---------  ---------
 Cash flows from financing
  activities:

  Issuance of notes
   payable                    36,000      2,000       3,000         --
  Payments on notes
   payable                   (37,554)    (2,287)    (23,089)      (102)
  Sale of common stock        32,684     14,639       3,847      1,569
  Dividends paid             (19,606)   (14,484)     (7,890)    (4,848)
  Other                       (3,814)        --          --         --
                           ---------  ---------   ---------  ---------
   Cash provided (used) by
    financing activities       7,710       (132)    (24,132)    (3,381)
                           ---------  ---------   ---------  ---------
 Net increase (decrease)
  in cash                     20,321    (34,816)     19,091     23,632

 Cash at beginning of
  period                      69,933     96,416      71,163     37,968
                           ---------  ---------   ---------  ---------
   Cash at end of period   $  90,254  $  61,600   $  90,254  $  61,600
                           =========  =========   =========  =========

                     HCC Insurance Holdings, Inc.
                       Insurance Company Premium
                          September 30, 2005
                           ($ in thousands)

                                   3rd Qtr       3rd Qtr       %
                                     2005         2004       Change
                                  ---------    ---------    ---------
 GROSS WRITTEN

 Diversified financial products   $ 241,781    $ 215,184       12%
 Group life, accident & health      142,086      147,235       (3)
 Aviation                            53,090       53,003       --
 London market account               32,366       34,649       (7)
 Other specialty lines               49,991       41,061       22
                                  ---------    ---------    ---------
                                    519,314      491,132        6%
 Discontinued lines                   6,133         (983)       nm
                                  ---------    ---------    ---------
                                  $ 525,447    $ 490,149        7%
                                  =========    =========    =========
 NET WRITTEN

 Diversified financial products   $ 184,931    $ 100,183       85%
 Group life, accident & health      124,358       87,860       42
 Aviation                            31,597       34,483       (8)
 London market account                 (370)      10,701        nm
 Other specialty lines               30,220       22,506       34
                                  ---------    ---------    ---------
                                    370,736      255,733       45%
 Discontinued lines                     962         (140)       nm
                                  ---------    ---------    ---------
                                  $ 371,698    $ 255,593       45%
                                  =========    =========    =========
 NET EARNED PREMIUM

 Diversified financial products   $ 143,084    $  77,571       84%
 Group life, accident & health      125,079       86,055       45
 Aviation                            35,008       35,016        --
 London market account                8,784       22,050      (60)
 Other specialty lines               25,023       18,554       35
                                  ---------    ---------    ---------
                                    336,978      239,246       41%
 Discontinued lines                   1,080        8,944       nm
                                  ---------    ---------    ---------
                                  $ 338,058    $ 248,190       36%
                                  =========    =========    =========
 nm - Not meaningful comparison

                     HCC Insurance Holdings, Inc.
                       Insurance Company Premium
                          September 30, 2005
                           ($ in thousands)

                                        Year to Date         Change
                                     2005          2004%
                                  ----------   ----------   ----------
 GROSS WRITTEN

 Diversified financial products   $  665,400   $  606,847       10%
 Group life, accident & health       448,378      441,090        2
 Aviation                            159,446      149,996        6
 London market account               124,164      151,993      (18)
 Other specialty lines               133,766      105,055       27
                                  ----------   ----------   ----------
                                   1,531,154    1,454,981        5%
 Discontinued lines                    8,848       15,939        nm
                                  ----------   ----------   ----------
                                  $1,540,002   $1,470,920        5%
                                  ==========   ==========   ==========

 NET WRITTEN

 Diversified financial products   $  480,405   $  267,997       79%
 Group life, accident & health       381,367      249,172       53
 Aviation                             99,879      109,564       (9)
 London market account                64,938       92,587      (30)
 Other specialty lines                78,542       61,315       28
                                  ----------   ----------   ----------
                                   1,105,131      780,635       42%
 Discontinued lines                    2,312       19,774        nm
                                  ----------   ----------   ----------
                                  $1,107,443   $  800,409       38%
                                  ==========   ==========   ==========

 NET EARNED PREMIUM

 Diversified financial products   $  371,414   $  207,684       79%
 Group life, accident & health       380,681      245,945       55
 Aviation                            101,817       92,283       10
 London market account                66,402       83,572      (21)
 Other specialty lines                69,574       46,845       49
                                  ----------   ----------   ----------
                                     989,888      676,329       46%
 Discontinued lines                    6,013       40,994        nm
                                  ----------   ----------   ----------
                                  $  995,901   $  717,323       39%
                                  ==========   ==========   ==========
 nm - Not meaningful comparison

                     HCC Insurance Holdings, Inc.
                   Consolidated Insurance Companies
                            Net Loss Ratios
                          September 30, 2005
                           ($ in thousands)

                    Year to Date 2005             Full Year 2004
               --------------------------  ---------------------------
  Line of      Net Earned  Actual   Loss   Net Earned   Actual    Loss
  Business       Premium   Losses   Ratio    Premium    Losses   Ratio
 -----------    --------  --------  -----  ----------  --------  -----
 Diversified
  financial
  products      $371,414  $178,568   48.1% $  310,809  $147,970   47.6%

 Group life,
  accident &
  health         380,681   277,924   73.0     343,913   229,389   66.7

 Aviation        101,817    74,635   73.3     127,248    80,458   63.2

 London market
  account         66,402    63,162   95.1     111,341    73,428   65.9

 Other specialty
  lines           69,574    52,939   76.1      69,089    43,866   63.5
                --------  --------  -----  ----------  --------  -----
                 989,888   647,228   65.4     962,400   575,111   59.8
 Discontinued
  lines            6,013    32,704  543.9      48,292    70,119  145.2
                --------  --------  -----  ----------  --------  -----
 Total          $995,901  $679,932   68.3% $1,010,692  $645,230   63.8%
                ========  ========  =====  ==========  ========  =====

The HCC Insurance Holdings, Inc. company logo can be found at http://www.primezone.com/newsroom/prs/?pkgid=1977

CONTACT: HCC Insurance Holdings, Inc.
         L. Byron Way, Vice President
         (713) 690-7300